UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 18, 2007

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PPLUS TRUST SERIES EQ-1

(Exact name of the Issuing Entity as specified in its charter)

MERRILL LYNCH DEPOSITOR, INC.

(Exact name of the Depositor as specified in its charter)

MERRILL LYNCH DEPOSITOR, INC.

(Exact name of the Sponsor as specified in its charter)

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Delaware	001-33538	13-3891329
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

World Financial Center
New York, New York		10080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 449-1297

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 14, 2007, Merrill Lynch Depositor, Inc. (the “Depositor”) entered into a Series Supplement, dated as of June 14, 2007, by and between the Depositor and The Bank of New York, as trustee (the “Trustee”) and as securities intermediary (the “Securities Intermediary”), which amends and supplements the Standard Terms for Trust Agreements, dated as of May 29, 2007, by and between the Depositor and the Trustee and Securities Intermediary, which is filed as exhibit 3 to the Form 8-A (No. 001-33538) dated June 13, 2007 and filed with the Securities and Exchange Commission on June 13, 2007. A copy of the Series Supplement is attached hereto as exhibit 4.1

On June 5, 2007, the Depositor entered into a Terms Agreement, dated as of June 5, 2007, by and between the Depositor and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as representative of the underwriters named therein, related to the 7.1% Class A Callable Trust Certificates, which amends the Underwriting Agreement dated May 29, 2007 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Depositor (the “Standard Underwriting Agreement”), filed as exhibit 1.1 to the Form S-3 (No. 333-132386) dated May 13, 2006. A copy of the Class A Terms Agreement is attached hereto as exhibit 1.1.

On June 7, 2007, the Depositor entered into a Terms Agreement, dated as of June 7, 2007, by and between the Depositor and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as underwriter, related to the 0.895% Class B Callable Trust Certificates, which amends the Underwriting Agreement dated May 29, 2007 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Depositor (the “Standard Underwriting Agreement”), filed as exhibit 1.1 to the Form S-3 (No. 333-132386) dated March 13, 2006 . A copy of the Class B Terms Agreement is attached hereto as exhibit 1.2.

Item 8.01	Other Events

On June 14, 2007, PPLUS Trust Series EQ-1, for which Merrill Lynch Depositor, Inc. (the “Depositor”) acted as depositor, issued 1,000,000 7.1% Class A Callable Trust Certificates and 1,000,000 0.895% Class B Callable Trust Certificates.

Item 9.01.	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.

(d)	Exhibits:
1.1

Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as representative of the underwriters named therein, dated June 5, 2007, related to the 7.1% Class A Callable Trust Certificates

1.2

Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as underwriter, dated June 7, 2007, related to the 0.895% Class B Callable Trust Certificates

4.1	Series Supplement, dated as of June 14, 2007, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: June 18, 2007	By:	/s/ Michael R. Vasseghi
Name: Michael R. Vasseghi
Title: President

EXHIBIT INDEX

Exhibit No.	Description
1.1

Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as representative of the underwriters named therein, dated June 5, 2007, related to the 7.1% Class A Callable Trust Certificates

1.2

Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as underwriter, dated June 7, 2007, related to the 0.895% Class B Callable Trust Certificates

4.1	Series Supplement, dated as of June 14, 2007, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary